UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of report (Date of earliest event reported): December 21, 2007
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1500 Corporate Drive
Canonsburg, PA 15317
(Address of Principal Executive Offices)
(724) 514-1800
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1
EX-99.1

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws.
     On December 17, 2007, the Board of Directors of Mylan Inc. (the “Company”) approved an amendment to amend Article I, Section 1.01 (“Section 1.01”) of the Company’s bylaws, effective immediately on that date. The amendment eliminates the reference to holding the annual meeting of shareholders (“Annual Meeting”) on the last Friday of July in each year at 11:00 a.m., at the principal executive offices of the Company or at such other date, time and place as may be fixed by the Board of Directors. As amended, Section 1.01 provides that the Annual Meeting will be held on such date, and at such time and place as may be fixed by the Board of Directors.
     The description above is qualified in its entirety by reference to the full text of the Company’s Second Amended and Restated Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01. Other Events.
     On December 21, 2007, the Company announced that the 2008 Annual Meeting has been scheduled for April 25, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Board of Directors has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices on or before January 10, 2008. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before December 31, 2007. Proposals should be directed to the attention of the Secretary, Mylan Inc., 1500 Corporate Drive, Canonsburg, Pennsylvania 15317.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of the registrant, as amended through December 17, 2007.

99.1	Press Release of the registrant, dated December 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.
Date: December 21, 2007	By:	/s/ Edward J. Borkowski
Edward J. Borkowski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of the registrant, as amended through December 17, 2007.

99.1	Press Release of the registrant, dated December 21, 2007.